John Hancock Variable Insurance Trust
Supplement dated July 1, 2017
to the Prospectus dated May 1, 2017

Blue Chip Growth Trust

Effective July 1, 2017, the information found under “Fees and expenses” and “Expense example” is amended and restated as follows to reflect the new advisory fee schedule:

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.75	0.75	0.75
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses[2]	0.03	0.03	0.03
Total annual fund operating expenses	0.83	1.03	0.78

1 "Management fee" has been restated to reflect the contractual management fee schedule effective July 1, 2017.

2 "Other expenses" shown exclude certain one-time credits received in the prior fiscal year equivalent to –0.01%.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	85	105	80
3 years	265	328	249
5 years	460	569	433
10 years	1,025	1,259	966

In addition, effective July 1, 2017, the advisory fee schedule for the fund (calculated as a percentage of Aggregate Net Assets), as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

1

0.825% — first $500 million;

0.800% — next $500 million; and

0.750% — excess over $1 billion*.

(Aggregate Net Assets include the net assets of the fund and Blue Chip Growth Fund, a series of John Hancock Funds II (“JHF II”)).

* When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of Aggregate Net Assets.

Global Bond Trust

Effective July 1, 2017, the advisory fee schedule for the fund (calculated as a percentage of Aggregate Net Assets), as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

0.700% — first $1 billion; and

0.650% — excess over $1 billion.

(Aggregate Net Assets include the net assets of the fund and Global Bond Fund, a series of JHF II).

Small Cap Growth Trust

Effective July 1, 2017, the information found under “Fees and expenses” and “Expense example” is amended and restated as follows to reflect the new advisory fee schedule:

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	1.00	1.00	1.00
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses[2]	0.05	0.05	0.05
Total annual fund operating expenses	1.10	1.30	1.05

1 "Management fee" has been restated to reflect the contractual management fee schedule effective July 1, 2017.

2 "Other expenses" shown exclude certain one-time credits received in the prior fiscal year equivalent to –0.06%.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	112	132	107
3 years	350	412	334
5 years	606	713	579
10 years	1,340	1,568	1,283

In addition, effective July 1, 2017, the advisory fee schedule for the fund (calculated as a percentage of Aggregate Net Assets), as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

1.050% — first $50 million; and

1.000% — excess over $50 million.

(Aggregate Net Assets include the net assets of the fund and Small Cap Growth Fund, a series of JHF II).

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

3